UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2023

SEALED AIR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-12139	65-0654331
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2415 Cascade Pointe Boulevard
Charlotte	North Carolina	28208
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (980)-221-3235
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.10 per share	SEE	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

This amended Current Report on Form 8-K (this “Amendment”) is being filed by Sealed Air Corporation (the “Company”) for the purpose of amending Item 2.05 of that certain Current Report on Form 8-K originally filed by the Company with the U.S. Securities and Exchange Commission (“SEC”) on August 8, 2023 (the “Original Form 8-K”) in connection with an approved 3-year cost take-out to grow restructuring program (the “CTO2Grow Program”) as part of Reinvent SEE 2.0. As indicated in the Original Form 8-K, this Amendment is being filed with the SEC to provide updates to certain cash costs associated with exit or disposal activities. Except as described below, all other information in the Original Form 8-K remains unchanged.

Item 2.05 Costs Associated with Exit or Disposal Activities.

The Company expects to incur total cash costs in the range of approximately $140 to $160 million, which is subject to future changes, in connection with the initiatives associated with the CTO2Grow Program. Of the $140 to $160 million in total cash costs, we estimate approximately $90 to $95 million in headcount related costs, $25 to $30 million in contract termination charges, $20 to $25 million in other associated costs and $5 to $10 million for capital expenditures associated with the CTO2Grow Program initiatives.

Statements in this item 2.05 relating to matters that are not historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 reflecting the Company’s current view with respect to future events or objectives and financial or operational performance or results. The forward-looking statements contained herein include statements relating to the amount of cash costs relating to the restructuring program. Actual events may differ materially from current expectations and are subject to a number of risks and uncertainties, including the actual cost of the restructuring actions and the other risks and uncertainties discussed in the Company’s periodic reports on Form 10-K and Form 10-Q and its current reports on Form 8-K filed with the Securities and Exchange Commission. Forward-looking statements speak only as of the date of their initial issuance, and the Company does not undertake any obligation to update or revise publicly any forward-looking statement, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SEALED AIR CORPORATION

	By:	/s/ DUSTIN J. SEMACH
	Name:	Dustin J. Semach
	Title:	Interim Co-President and Co-Chief Executive Officer, Chief Financial Officer
(Duly Authorized Officer)
Date: November 3, 2023